Real Estate Owned - Summary of Real Estate Owned Expenses, Net (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Real Estate [Abstract]
Net loss (gain) on sales of real estate	$ 1,209	$ 345	$ (26)
Write-down of real estate owned	75	1,433	667
Operating expenses, net of rental income	986	580	545
Total	$ 2,270	$ 2,358	$ 1,186